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Exhibit 10.123

SECURITY AGREEMENT

        This SECURITY AGREEMENT, dated as of August 21, 2008 (this "Agreement"), is by and among Commerce Energy, Inc., a corporation organized under the laws of the State of California and Commerce Energy Group, Inc. a corporation organized under the laws of the State of Delaware (collectively and severally, the "Company" or the "Debtor") in favor of AP Finance, LLC as Lender under the Purchase Agreement (together with its successors and assigns, the "Lender").

WITNESSETH:

        WHEREAS, the Lender is the holder of that certain Senior Secured Convertible Promissory Note, issued jointly and severally by the Company, bearing even date herewith in the principal amount of $20,931,579 (together with any and all promissory notes issued by the Company after the date hereof pursuant to the Purchase Agreement, collectively and each individually, the "Note") issued or to be issued by the Company pursuant to the terms of the Note and Warrant Purchase Agreement bearing even date herewith (the "Purchase Agreement") by and among each Company and Lender.

        WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, Lender has agreed to extend a loan to the Company, the repayment of which is evidenced by the Note;

        WHEREAS, in order to induce Lender to extend the loan pursuant to the Purchase Agreement, each Company has agreed to execute and deliver to Lender this Agreement and other collateral documents, and to grant Lender a security interest in all personal property of each Company and certain other property of each Company to secure the prompt payment, performance and discharge in full of all of each Company's obligations under the Purchase Agreement, the Note and the other Transaction Documents.

        WHEREAS, each of the parties hereto recognize and agree that the Security Interests (as defined below) granted to Lender are subject to that certain Senior Secured Security Interest granted in favor of Wachovia Capital Finance Corporation (Western) ("Senior Lienholder"), pursuant to the terms of that certain Intercreditor Agreement, by and among Senior Lender, Lender and each Company, of even date herewith (the "Intercreditor Agreement").

        WHEREAS, all capitalized terms not otherwise specifically defined in this Agreement shall have the meanings given thereto in the Note or if not expressly defined in the Note, then in the Purchase Agreement.

        NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Certain Definitions.    As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (including the terms "account," "chattel paper," "commercial tort claim," "deposit account," "document," "equipment," "fixtures," "general intangibles," "goods," "instruments," "inventory," "investment property," "letter-of-credit rights," "proceeds," "securities" and "supporting obligations") shall have the respective meanings given such terms in Article 9 of the UCC.

          (a)   "Collateral" means the collateral in which Lender is granted a security interest by this Agreement which, except for such personal property described on Exhibit A attached hereto and made a part hereof (the "Excluded Collateral"), shall include the following personal property of each Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, Note, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

            (i)    All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, rigs, drilling equipment, towers, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Debtor's businesses and all improvements thereto; and (B) all inventory, including all materials, work in process and finished goods;

            (ii)   All general intangibles, including, without limitation, all contract rights, choses in action, partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether "off-the-shelf," licensed from any third party or developed by the Debtor), computer software development rights, leases, franchises, licenses, permits, deposits, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property, and income tax, insurance and other refunds;

            (iii)  All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

            (iv)  All documents, letter-of-credit rights, instruments and chattel paper;

            (v)   All commercial tort claims;

            (vi)  All deposit accounts and all cash (whether or not deposited in such deposit accounts);

            (vii) All investment property;

            (viii)  All supporting obligations;

            (ix)  All files, records, books of account, business papers, and computer programs; and

            (x)   the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(x) above.

          Without limiting the generality of the foregoing, the "Collateral" shall include all investment property and general intangibles respecting ownership and/or other equity interests in each subsidiary of the Company (if any), including, without limitation, the shares of capital stock and the other equity interests listed on Schedule B hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of the Debtor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

          Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

          (b)   "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

          (c)   "Necessary Endorsement" means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as Lender may reasonably request.

          (d)   "Obligations" means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of the Debtor to Lender under this Agreement, the Note, the Purchase Agreement, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation: (i) principal of, and interest on, the Note and the loans extended pursuant thereto; (ii) any and all other fees, legal fees and other expenses, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Note, the Purchase Agreement, the other Transaction Documents, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; (iii) payment of the Redemption Price (as defined in the Warrant), and the Subsequent Closing Origination Fees (as defined in the Purchase Agreement) and (iv) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

          (e)   "Organizational Documents" means, with respect to each Debtor, the documents by which such Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

          "Pledged Securities" shall have the meaning ascribed to such term in Section 4(i).

          (g)   "Purchase Agreement" means the Note and Warrant Purchase Agreement, dated as of the date hereof, between the Company and Lender.

          (h)   "UCC" means the Uniform Commercial Code of the State of New York and/or any other applicable law of any state or states which have jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term "Collateral" will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein, and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

        2.    Grant of Security Interest in Collateral.    As an inducement for Lender to extend the loan as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to Lender, a security interest in and to, a lien upon, and a right of set-off against, all of its right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interests").

        3.    Delivery of Certain Collateral.    Subject to the provisions of the Intercreditor Agreement, contemporaneously with or prior to the execution of this Agreement, the Debtor shall deliver or cause to be delivered to Lender (a) any and all certificates and other instruments representing or evidencing the Pledged Securities, and (b) any and all certificates and other instruments or documents representing any of the other Collateral, in each case, together with all Necessary Endorsements. The Debtor is, contemporaneously with the execution hereof, delivering to Lender, or has previously delivered to Lender, a true and correct copy of each Organizational Document governing any of the Pledged Securities.

        4.    Representations, Warranties, Covenants and Agreements of the Debtor.    Except as set forth under the corresponding section of the disclosure schedules delivered to Lender concurrently herewith (the "Disclosure Schedules"), which Disclosure Schedules shall be deemed a part hereof, each Debtor represents and warrants to, and covenants and agrees with, Lender as follows:

          (a)   The Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Debtor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Debtor and no further action is required by the Debtor. This Agreement has been duly executed by the Debtor. This Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

          (b)   The Debtor has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of their attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto. The

  Debtor owns of record, subject only to Permitted Encumbrances (as defined in the Purchase Agreement), the real property where such Collateral is located, as identified on Schedule A. Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

          (c)   Except for Permitted Encumbrances, each Debtor is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest. Exbept with respect to Permitted Encumbrances, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of Lender pursuant to this Agreement or the other Transaction Documents) covering or affecting ally of the Collateral. Except with respect to Permitted Encumbrances, and except pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other similar document or instrument (except to the extent filed or recorded in favor of Lender pursuant to the terms of this Agreement).

          (d)   No written claim has been received by any Debtor that any Collateral or any Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to any Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to such Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of such Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

          (e)   Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business (except when temporarily kept at the offices of its attorneys or accountants) and its Collateral at the locations set forth on Schedule -A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to Lender at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of Lender, subject to Permitted Encumbrances, a valid, perfected and continuing perfected first priority lien in the Collateral.

          (f)    This Agreement creates in favor of Lender a valid, security interest in the Collateral, subject only to Permitted Encumbrances, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral, which may be perfected by filing UCC financing statements, shall have been duly perfected. Except for the filing of the UCC financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined below) (if any) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (p), and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, except for the filing of said financing statements and the recordation of said Intellectual Property Security Agreement, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (I) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of Lender hereunder.

          (g)   Each Debtor hereby authorizes Lender to file one or more financing statements under the UCC with respect to the Security Interests with the proper filing and recording agencies in any jurisdiction deemed proper by it, which UCC financing statement may describe the collateral as "All assets."

          (h)   The execution, delivery and performance of this Agreement by each Debtor do not (i) violate any of the provisions of any Organizational Documents of any Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing such Debtor's debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of any Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

          (i)    The capital stock and other equity interests listed on Schedule B hereto, if any (the "Pledged Securities"), represent all of the capital stock and other equity interests in and to each of the subsidiaries of each Company, and represent all capital stock and other equity interests owned, directly or indirectly, by each Company. All of the Pledged Securities are validly issued, fully paid and nonassessable, and the respective Company is the legal and beneficial owner of the Pledged Securities, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement and other Permitted Liens. The Debtor shall cause the pledge and security interest of Lender to be duly noted in its corporate books and records.

          (j)    The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the "Pledged Interests") by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

          (k)   Except for Permitted Encumbrances, each Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of Lender until this Agreement and the Security Interests hereunder shall be terminated pursuant to Section 14 hereof. Each Debtor hereby agrees to use commercially reasonable efforts to defend the same against the claims of any and all persons and entities and to safeguard and protect all Collateral for the account of Lender. At the reasonable request of Lender, the Debtor will sign and deliver to Lender at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to Lender and will pay the cost of filing the same in all public offices wherever filing is necessary to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and the Debtor shall obtain and furnish to Lender from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain in accordance with this Agreement the priority of the Security Interests hereunder.

          (l)    Except for Permitted Encumbrances, the Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive, revocable licenses granted by the Debtor in its ordinary course of business and sales of inventory by a Debtor in its ordinary course of business) without the prior written consent of Lender.

          (m)  The Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

          (n)   The Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. The Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to Lender that (a) Lender will be named as lender loss payee (mortgagee, as applicable) and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify Lender and such cancellation or change shall not be effective as to Lender for at least thirty (30) days after receipt by Lender of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) Lender will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default (as defined in the Note) exists and if the proceeds arising out of any claim or series of related claims do not exceed $25,000, loss payments in each instance will be available to the Debtor and applied by the Debtor to the repair and/or replacement of property with respect to which the loss was incurred. If no Event of Default exists and such proceeds exceed $25,000, and in any event after an Event of Default occurs, all proceeds then or thereafter in existence shall, subject only to the rights of the Senior Lienholder, be paid to Lender (for application to the Obligations) and, if received by the Debtor, shall he held in trust for Lender and promptly paid over to Lender (for application to the Obligations) unless otherwise directed in writing by Lender. Copies of such policies or the related certificates, in each case, naming Lender as lender loss payee and additional insured shall be delivered to Lender at least annually and at the time any new policy of insurance is issued.

          (o)   The Debtor shall, within ten (10) days of obtaining knowledge thereof, advise Lender promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on Lender's security interest therein.

          (p)   The Debtor shall promptly execute and deliver to Lender such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as Lender may from time to time request as necessary to perfect, protect or enforce Lender's security interest in the Collateral (including, without limitation, the execution and delivery of a separate security agreement with respect to the Debtor's Intellectual Property ("Intellectual Property Security Agreement") to be delivered on the date hereof) in which Lender has been granted a security interest hereunder, substantially in a form reasonably acceptable to Lender.

          (q)   The Debtor shall permit Lender and its representatives and agents reasonable access to inspect the Collateral during normal business hours, upon reasonable prior notice and without undue interference with the Debtor's business operations, and to make copies of records pertaining to the Collateral as may be reasonably requested by Lender from time to time.

          (r)   The Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

          (s)   The Debtor shall promptly notify Lender in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtor that would have a material adverse effect on the value of the Collateral, the Security Interest or the rights and remedies of Lender hereunder.

          (t)    All information heretofore, herein or hereafter supplied to Lender by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

          (u)   Each Debtor shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to their respective businesses.

          (v)   Each Debtor will not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days' prior written notice to Lender of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

          (w)  No Debtor may consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

          (x)   No Debtor may relocate its chief executive office to a new location without providing 30 days' prior written notification thereof to Lender and so long as, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

          (y)   Each Debtor was organized and remains organized solely under the laws of the state set forth next to the Debtor's name in Schedule C attached hereto, which Schedule C sets forth the Debtor's respective organizational identification number or, if the Debtor does not have one, states that one does not exist.

          (z)   (i) The actual name of each Debtor is the name set forth in Schedule C attached hereto; (ii) no Debtor has trade names except as set forth on Schedule D attached hereto; (iii) no Debtor has used any name other than that stated in the preamble hereto or as set forth on Schedule D for the preceding five years; and (iv) no entity has merged into any Debtor or been acquired by any Debtor within the past five years except as set forth on Schedule D.

          (aa) At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by Lender to perfect the security interest created hereby, the Debtor shall deliver such Collateral to Lender.

          (bb) The Debtor, in its capacity as issuer, hereby agrees to comply with any and all reasonable orders and instructions of Lender regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of the Debtor as contemplated by Section 8-106 (or any successor section) of the UCC. Further, the Debtor agrees that it shall not enter into a similar agreement (or one that would confer "control" within the meaning of Article 8 of the UCC) with any other person-or entity.

          (cc) The Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to Lender, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the Debtor shall cause the underlying chattel paper to be "marked" within the meaning of Section 9-105 of the UCC (or successor section thereto).

          (dd) To the extent that any Collateral consists of letter-of-credit rights, the Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to Lender.

          (ee) To the extent that any Collateral is in the possession of any third party, the Debtor shall join with Lender in notifying such third party of Lender's security interest in such Collateral and shall endeavor to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to Lender.

          (ff)  If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall promptly notify Lender in a writing signed by the Debtor of the particulars thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Lender.

          (gg) The Debtor shall promptly provide written notice to Lender of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to Lender an assignment of claims for such accounts and cooperate with Lender in taking any other steps required under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

          (hh) The Debtor shall cause each subsidiary of the Debtor (if any) with operations or material assets (which, if in doubt, shall be in the sole determination of Lender) to immediately become a party hereto (an "Additional Debtor"), by executing and delivering an Additional Debtor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Debtor. As of the date hereof, the Debtor represents and warrants that none of its subsidiaries have any operations or material assets. Concurrent therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as Lender may reasonably request. Upon delivery of the foregoing to Lender, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtor, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder, and all references herein to the "Debtor" shall be deemed to include each Additional Debtor.

          (ii)   The Debtor shall vote the Pledged Securities to comply with the covenants and agreements set forth herein and in the Note and the other Transaction Documents.

          (jj)   The Debtor shall register the pledge of the applicable Pledged Securities on the books of the Debtor. The Debtor shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of Lender on the books of such issuer. Further, except with respect to certificated securities delivered to Lender, the Debtor shall endeavor to deliver to Lender an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by Lender during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of Lender, will take such steps as may be necessary to effect the transfer, and will comply with all other reasonable instructions of Lender regarding such Pledged Securities without the further consent of the Debtor.

          (kk) In the event that, upon an occurrence of an Event of Default, Lender shall sell all or any of the Pledged Securities to another party or parties (herein called the "Transferee") or shall purchase or retain all or any of the Pledged Securities, the Debtor shall, to the extent applicable: (i) deliver to Lender or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtor and its direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the Debtor and its direct and indirect subsidiaries, if so requested; and (iii) use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by Lender and allow the Transferee to continue the business of the Debtor and its direct and indirect subsidiaries.

          Without limiting the generality of the other obligations of the Debtor hereunder, the Debtor shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give Lender notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

          (mm)  The Debtor will from time to time, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

          (nn) Schedule E attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by the Debtor as of the date hereof. Schedule E lists all material licenses in favor of the Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Debtor have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtor have been duly recorded at the United States Copyright Office.

          (oo) Except as set forth on Schedule F attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

          (pp) Schedule G lists all licenses and permits of every kind which the Debtor has in respect of its business operations.

        5.    Effect of Pledge on Certain Rights.    If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Lender's rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Debtor is subject or to which the Debtor is party.

        6.    Defaults.    The following events shall be "Events of Default":

          (a)   The occurrence of an Event of Default under the Note;

          (b)   Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made; or

          (c)   The failure by the Debtor to observe or perform any of its undertakings, covenants and obligations in this Agreement (subject to any applicable cure period with respect thereto set forth in the Note).

        7.    Duty To Hold In Trust.

          (a)   Upon the occurrence and during the continuance of any Event of Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for Lender and shall forthwith endorse and transfer any such sums or instruments, or both, to Lender.

          (b)   If the Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of the Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of or in exchange for, such Pledged Securities or otherwise), the Debtor agrees to (i) accept the same as the agent of Lender; (ii) hold the same in trust on behalf of and for the benefit of Lender, subject to the terms of the Intercreditor Agreement; and (iii) deliver any and all certificates or instruments evidencing the same to Lender on or before the close of business on the fifth business day following the receipt thereof by the Debtor, in the exact form received together with the Necessary Endorsements, to be held by Lender subject to the terms of this Agreement as Collateral.

        8.    Rights and Remedies Upon Default.

          (a)   Upon the occurrence of any Event of Default and at any time thereafter, subject to the terms of the Intercreditor Agreement, Lender shall have the right to exercise all of the remedies conferred hereunder, under the Note, under any and all other Transaction Documents, and Lender shall have all the rights and remedies of a secured party under the UCC and all rights and remedies available under any other applicable law and at equity. Without limitation, Lender shall have the following rights and powers:

            (i)    Lender shall have the right to take possession of the Collateral and, for that purpose, enter by reasonable means, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at the Debtor's premises or elsewhere, and make reasonably available to Lender, without rent, all of the Debtor's respective premises and facilities for the purpose of Lender taking possession of, removing or putting the Collateral in saleable or disposable form.

            (ii)   Upon written notice to the Debtor by Lender, all rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Lender shall have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option of Lender, to exercise in Lender's discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Lender shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

            (iii)  Lender shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon commercially reasonable terms and conditions. Upon each such sale, lease, assignment or other transfer of Collateral, Lender, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released.

            (iv)  Lender shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to Lender, and to enforce Debtor's rights against such account debtors and obligors.

            (v)   Lender, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to Lender, or its designee.

            (vi)  Lender may (but is not obligated to) transfer any or all Intellectual Property registered in the name of the Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of Lender or any designee or any purchaser of any Collateral.

          (b)   No compliance by Lender with any applicable law in connection with a disposition of Collateral will be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Lender may sell the Collateral without giving any warranties and may specifically disclaim such warranties. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Lender's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

          (c)   For the purpose of enabling Lender to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, the Debtor hereby grants to Lender, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

        9.    Applications of Proceeds.    Subject to the terms of the Intercreditor Agreement, the proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the reasonable and actually incurred expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs reasonably incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by Lender in enforcing the rights of Lender hereunder or of Lender and Lender under any other Transaction Documents and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which Lender shall pay to the Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or the lesser amount permitted by applicable law (the "Default Rate"), and the reasonable fees of any attorneys employed by Lender to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against Lender arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of Lender as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

        10.    Securities Law Provision.    The Debtor recognizes that Lender may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the "Securities Laws"), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Lender has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. The Debtor shall cooperate with Lender in its reasonable attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if reasonably requested by Lender) applicable to the sale of the Pledged Securities by Lender.

        11.    Costs and Expenses.    The Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by Lender. The Debtor shall also pay all other claims and charges which would be reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein. The Debtor will also, upon demand, pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of Lender and Lender under the Note and the other Transaction Documents. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

        12.    Responsibility for Collateral.    The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) in no event shall Lender (i) have any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) have any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) the Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by the Debtor thereunder. Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Lender of any payment relating to any of the Collateral, nor shall Lender be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Lender or to which Lender may be entitled at any time or times. Lender shall be entitled, in its sole discretion, to abandon any and all Collateral and any and all records concerning the Collateral or the Debtor's business at any time regardless of whether it had obtained possession thereof, without any liability or responsibility of any kind or nature therefore to the Debtor.

        13.    Security Interests Absolute.    All rights and all obligations of the parties hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by Lender to obtain, adjust, settle and cancel in its reasonable discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtor, or a discharge of all or any part of the Security Interests granted hereby. Until the Obligations shall have been paid and performed in full, the rights of Lender shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by Lender hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than Lender, then, in any such event and to the extent thereof, the Debtor's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Debtor waives all right to require Lender to proceed against any other person or entity or to apply any Collateral which Lender may hold at any time, or to marshal assets, or to pursue any other remedy.

        14.    Term of Agreement.    This Agreement and the Security Interests shall terminate on the date on which all payments under the Note and all other Obligations have been indefeasibly paid and satisfied in full. Lender has no obligation to extend any credit to the Debtor after the date hereof except to the extent expressly set forth in the Purchase Agreement.

        15.    Power of Attorney; Further Assurances.

          (a)   Each Debtor authorizes Lender, and does hereby make, constitute and appoint Lender and its officers, agents, successors or assigns with full power of substitution, as each Debtor's true and lawful attorney-in-fact, with power, in the name of Lender or such Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of Lender; (ii) sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) transfer any Intellectual

  Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of Lender, and at the expense of the Debtor, at any time, or from time to time, execute and deliver any and all documents and instruments and to do all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Note all as fully and effectually as such Debtor might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which such Debtor is subject or to which such Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, Lender is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

          (b)   On a continuing basis, the Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Lender, to perfect the Security Interests granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Lender the grant or perfection of a perfected security interest in all the Collateral under the UCC.

          (c)   Each Debtor hereby irrevocably appoints Lender as the Debtor's attorneyin-fact, with full authority in the place, on behalf of and in the name of such Debtor, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as "all assets" or "all personal property" or words of like import, and ratifies all such actions taken by Lender. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

        16.    Notices.    Any demand upon or notice to the Debtor hereunder shall be effective when delivered by hand or when properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph company or overnight courier, in each case addressed to the Debtor at the address shown below or such other address as the Debtor may advise Lender in writing. Any notice by the Debtor to Lender shall be given as aforesaid, addressed to Lender at the address shown below or such other address as Lender may advise the Debtor in writing.

Lender:	AP Finance, LLC 152 West 57th Street, 4th Floor New York, NY 10019 Attn: Mr. David Levy
Debtor:	Commerce Energy, Inc. 600 Anton Boulevard, Suite 2000 Costa Mesa, CA 92626 Attn: C. Douglas Mitchell, Chief Financial Officer

        17.    Other Security.    To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then Lender shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of Lender's rights and remedies hereunder.

        18.    Miscellaneous.

          (a)   No course of dealing between the Debtor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (b)   All of the rights and remedies of Lender with respect to the Collateral, whether established hereby or by the Note, the Transaction Documents or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

          (c)   This Agreement, together with the exhibits and schedules hereto, the Note and the related agreements contemplated hereby and thereby contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the ease of an amendment, by the Debtor and Lender or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

          (d)   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (e)   No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

          (f)    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Lender. Lender may assign any or all of its rights under this Agreement to any Person to whom Lender assigns or transfers the Note.

          (g)   Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

          (h)   All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement, the Transaction Documents and the Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

          (i)    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (j)    Each Debtor shall jointly and severally indemnify, reimburse and hold harmless Lender and each of its partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, "Indenmitees") from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Note, the Transaction Documents or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

          (k)   Nothing in this Agreement shall be construed to subject Lender to liability as a partner in a Debtor or any of its direct or indirect subsidiaries that is a partnership or as a member in a Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Lender be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any Debtor or any of its direct or indirect subsidiaries or otherwise, unless and until Lender exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

          (l)    To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, each Debtor hereby grants such consent and approval and waive any such noncompliance with the terms of said documents.

          (m)  Each of the parties hereto recognize and agree that the Security Interests granted to Lender are subordinated to those of the Senior Lienholder. Notwithstanding anything to the contrary in this Agreement, each of the parties hereto recognize and agree that all rights and remedies of the Lender and the Debtor are subject to the terms of the Intercreditor Agreement, and to the extent that there are express inconsistencies, the provisions of the Intercreditor Agreement shall control.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

DEBTOR:	COMMERCE ENERGY, INC.
	By:	/s/ Gregory L. Craig
	Name:	Gregory L. Craig
	Title:	President and Chief Executive Officer
COMMERCE ENERGY GROUP, INC.
	By:	/s/ Gregory L. Craig
	Name:	Gregory L. Craig
	Title:	Chief Executive Officer
LENDER:	AP FINANCE, LLC
	By:	/s/ David Levy
	Name:	David Levy
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

S-1

 EXHIBIT A
(Excluded Collateral)

        Notwithstanding anything herein to the contrary in this Agreement, in no event shall the security interest granted under this Agreement attach to, or shall "Collateral" include, the "Collateral" as defined in any Supplier Security Agreement (the "Supplier Collateral") if and for so long as such Supplier Security Agreement is in effect and the supplier thereunder holds a security interest in the Supplier Collateral, and if and for so long as the grant of Lender's security interest in the Supplier Collateral shall constitute or result in a breach or a default under such Supplier Security Agreement, provided, however, that (i) with respect to the Supplier Security Agreement with DTE Energy Trading, Inc., the "RSCs" as defined therein shall not in any even include any customer that is located outside the State of Michigan and the foregoing exclusion from Lender's security interest shall not apply to the extent the "RSCs" as defined therein do include any customer that is located outside the State of Michigan, (ii) with respect to the Supplier Security Agreement dated April 12, 2006 with Pacific Summit Energy LLC, an "RSC" as defined therein shall not in any event include any customer that is not an Original Permitted PSE Customer (as defined below) and the foregoing exclusion from Lender's security interest shall not apply to the extent an "RSC" as defined therein does include a customer that is not an Original Permitted PSE Customer, and (iii) with respect to the Supplier Security Agreement dated September 20, 2006 with Pacific Summit Energy LLC, (A) a "Customer Term Contract" as defined therein shall not in any case include any contract that is not an "Assigned Contract" as defined in that certain Asset Purchase Agreement dated September 20, 2006 between Commerce Energy, Inc. and Houston Energy Services Company, L.L.C. ("HESCO") and (B) an "Assigned Customer" as defined therein shall not in any event include any customer whose contract has not been assigned by HESCO to Commerce Energy, Inc. pursuant to such Asset Purchase Agreement, and the foregoing exclusion from Lender's security interest shall not apply to the extent the above clauses (A) and (B) fail to be satisfied.

        For the purposes of this Exhibit A, the following terms are defined as follows:

          "Original Permitted PSE Customer" means a customer that is hereafter included as an "RSC" under and as defined in the Supplier Security Agreement, dated April 12, 2006 with Pacific Summit Energy LLC, provided that written notice of the inclusion of such customer as an "RSC" is given by Commerce Energy, Inc. to Lender not less than thirty (30) days prior to the effectiveness of such inclusion, and, provided further that no Event of Default has occurred and is continuing as of the effective date of such inclusion or would result from such inclusion, and the sum of all Accounts owing by the Permitted PSE Customers shall not exceed $5,000,000 in the aggregate outstanding at any time.

          "Supplier Security Agreements" means, collectively, the Revised Security Agreement dated October 27, 2004 between Commerce Energy, Inc. and DIE Energy Trading, Inc., as originally executed, the Security Agreement dated August 1, 2005 between Commerce Energy, Inc. and Tenaska Power Services Co. as amended by the First Amendment to the Security Agreement, dated March 7, 2006, the Security Agreement dated April 12, 2006 between Commerce Energy, Inc. and Pacific Summit Energy LLC as originally executed, and the Security Agreement dated September 20, 2006 between Commerce Energy, Inc. and Pacific Summit Energy LLC as originally executed.

*
Schedules have been omitted and will be furnished to the Securities and Exchange Commission upon request.

QuickLinks

  Exhibit 10.123
SECURITY AGREEMENT
WITNESSETH
EXHIBIT A (Excluded Collateral)